UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/10/2013

UMB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  0-4887

MO	43-0903811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1010 Grand Blvd, Kansas City, MO 64106
(Address of principal executive offices, including zip code)

(816) 860-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On April 10, 2013, UMB Financial Corporation (the "Company") issued a press release announcing that the Company has scheduled a conference call on April 24, 2013 to discuss the Company's financial results for the fiscal quarter ending March 31, 2013. The details of the conference call are included in the press release that is attached as Exhibit 99.1

The press release also announced that the Company will be hosting its 2013 Investor Day in New York City, New York on April 25, 2013. The Investor Day is open by invitation only to sell-side analysts and institutional investors. The details for obtaining an invitation are included in the press release.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Press release announcing conference call and investor day.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORP

Date: April 10, 2013	By:	/s/ Michael D. Hagedorn
Michael D. Hagedorn
Vice Chairman, CFO and CAO

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release announcing earnings call and investor day